CDC NVEST LARGE CAP GROWTH FUND

Supplement dated December 12, 2003, to CDC Nvest Equity Funds Classes A, B and C and Class Y Prospectuses, each dated May 1, 2003, each as may be supplemented from time to time.

On November 14, 2003 the CDC Nvest Large Cap Growth Fund transferred all of its assets and liabilities to the Loomis Sayles Growth Fund.

The CDC Nvest Large Cap Growth Fund no longer exists and as a result is not available for purchase or exchange.












                                                                      SP189-1203